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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        July 18, 2003
                                                        -------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




          Delaware                   0-12255               48-0948788
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(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)        Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas   66211
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               (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)





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Item 7.  Financial Statements and Exhibits

The following exhibit is filed herewith:

         Exhibit No.       Description
         99                Press Release dated July 17, 2003


Item 9.  Information Being Provided Under Item 12.

On July 17, 2003, Yellow Corporation announced its results of operations and financial condition for the quarter ending June 30, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).




















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOW CORPORATION
                                              --------------------------------
                                                        (Registrant)

Date:    July 18, 2003                        By: /s/   Donald G. Barger, Jr.
     ----------------------                   --------------------------------
                                              Donald G. Barger, Jr.
                                              Senior Vice President and
                                              Chief Financial Officer